UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 20, 2024

2U, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OF INCORPORATION)
001-36376			26-2335939
(COMMISSION FILE NUMBER)			(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road			20706
Lanham,	MD
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)			(ZIP CODE)
(301) 892-4350
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2024 Annual Meeting of the Company was held on Monday, May 20, 2024 at 2:00 p.m., Eastern time. As of the close of business on March 26, 2024, the record date for the Annual Meeting, there were 83,643,757 shares of the Company’s common stock outstanding, with each share entitled to one vote. The holders of 56,145,091 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in more detail in the Company’s definitive proxy statement. The voting result for each of the proposals is as follows:
Proposal 1
The stockholders voted upon and elected three Class I directors and one Class III, nominated by the Board, to serve on the Board until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death resignation or removal, with the following vote results:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Paul S. Lalljie	33,797,004	811,024	115,209	21,421,854
Edward S. Macias	26,661,737	7,439,090	622,410	21,421,854
Paul A. Maeder	32,519,274	2,056,137	147,826	21,421,854
Rob M. Stavis	33,321,202	747,613	654,422	21,421,854

Proposal 2
The stockholders voted upon and approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the following vote results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,742,427	1,863,721	117,089	21,421,854
Proposal 3
The stockholders voted upon and ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2024 fiscal year, with the following vote results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,083,835	717,778	343,478	0
Proposal 4
The stockholders voted upon and approved amendments to the Company’s Eighth Amended and Restated Certificate of Incorporation to effect a reverse stock split, with the following vote results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,131,199	4,205,748	808,144	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

2U, Inc.

May 22, 2024	By:	/s/ Matthew J. Norden
Matthew J. Norden
Chief Financial Officer